Intangible Assets	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
INTANGIBLE ASSETS
8	INTANGIBLE ASSETS

	Socializer Messenger Platform Software	AI-Powered Travel Platform Software	Credit service Management System	Finance Management System	Other Software Package	Total
	RM	RM	RM	RM	RM	RM

Cost

At January 1, 2023	-	-	-	-	-	-
Additions	-	4,589,300	-	-	111,594	4,700,894
Currency realignment	-	-	-	-	-	-
At December 31, 2023	-	4,589,300	-	-	111,594	4,700,894
Additions	15,493,602	-	6,722,800	6,559,803	148,199	28,924,404
Written off	-	-	-	-	(11,382)	(11,382)
Currency realignment	-	(118,900)	-	-	-	(118,900)
At December 31, 2024	15,493,602	4,470,400	6,722,800	6,559,803	248,411	33,495,016

Accumulated depreciation:
At January 1 and December 31, 2023	-	-	-	-	-	-
Charges	904,326	-	-	-	25,470	929,796
Currency realignment	(17,886)	-	-	-	-	(17,886)
At December 31, 2024	886,440	-	-	-	25,470	911,910

Carrying amount:
At December 31, 2023	-	4,589,300	-	-	111,594	4,700,894
At December 31, 2024	14,607,162	4,470,400	6,722,800	6,559,803	222,941	32,583,106
At December 31, 2024 (US$)	3,267,529	1,000,000	1,503,848	1,467,386	49,870	7,288,633

The Company’s intangible assets primarily comprise the Socializer Messenger Platform Software, AI-Powered Travel Platform Software, Credit Service Management Software, Financial Fund Management System, and other software packages.

The Socializer Messenger Platform Software is an externally acquired solution from a third-party vendor. It is a highly secure messaging platform designed to safeguard users’ privacy and data from unauthorized access, surveillance, and cyberattacks. The platform employs end-to-end encryption, ensuring that only the sender and the intended recipient can access the messages. This software is initially recognized at cost and amortized on a straight-line basis over the useful life of 10 years.

The AI-Powered Travel Platform Software is an externally acquired solution from a third-party vendor. It utilizes artificial intelligence to personalize and optimize travel planning by suggesting destinations, planning itineraries, securing the best deals on flights and hotels, and providing real-time updates based on users’ preferences, behaviors, and travel histories. The software is in the final stage of development as of December 31, 2024 and expected to be completed in July 2025.

The Credit Service Management Software includes both externally purchased software and internally developed enhancements and modifications. It supports the Company’s loan operation activities by automating and streamlining processes such as capturing and processing loan applications, conducting credit assessments, managing approval workflows, assessing and mitigating credit risks, tracking repayments, calculating interest, managing overdue loans, issuing payment reminders, and generating reports for internal and regulatory purposes. The software is in the testing phase as of December 31, 2024, and is expected to be completed and become operational in September 2025.

The Finance Management System is an externally acquired solution from a third-party vendor that assists users in managing investment funds, including portfolio tracking, asset allocation, risk assessment, performance analysis, and compliance. It enables fund managers to make informed decisions and ensures transparency for investors. The software is in the final stage of development as of December 31, 2024, and expected to be completed in September 2025.

Other Software Packages comprise the Robosale SaaS Platform software, Make-A-Wish app, and XVI websites, all of which were developed internally.

During the financial year, management performed an assessment and write-off its investment in Make-A-Wish app as it was developed for CSR purposes and the initial business plan did not take off .